SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM 8-K/A

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934

                                     July 15, 1999
                                   (Date of report)


                            VIANET TECHNOLOGIES, INC.

NEVADA                     033-55254-19         87-0434285
(State of Incorporation)   (Commission File     (IRS Employer ID)
                             Number)

                                  83 Mercer Street
                              New York, New York 10012
                       (Address of principle executive offices)

                                  (212) 219-7680
                                  (Telephone number)

ITEM 4.

Change in Registrant's Certifying Accountant

Vianet Technologies, Inc. ("Vianet" or the "Company") and KPMG LLP ("KPMG") have mutually agreed to terminate their business relationship. The agreement to terminate the business relationship was determined to be final and effective as of June 30, 1999 only after discussions between the parties which were completed on or about July 8, 1999. Vianet has engaged Edward Isaacs & Company LLP ("EICO") as auditors. The Company's independent Audit Committee and Board of Directors unanimously approved the decision. EICO has commenced the audit of privately owned Vianet Technologies, Inc. ("Old Vianet") as of December 31, 1998, which merged with the Company on March 23, 1999. While KPMG commenced work on an audit for Old Vianet's historical financial statements for the year ended December 31, 1998, KPMG never completed the audit or issued an audit report with respect to such financial statements. KPMG has agreed to make available to EICO their incomplete working papers relating to the audit of Old Vianet.

KPMG was the principal accountants for Vianet from April 28, 1999 until June 30, 1999. During the time that KPMG was the Company's principal accountants, KPMG never issued a report on the financial statements of Old Vianet. Furthermore, during the time that KPMG was the Company's principal accountants, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement in connection with any report KPMG might have issued., except that the Form 8-K filed by the Company on June 7, 1999 did not include the opinion of the Company's principal accountants, and KPMG has notified the Company that such report did not include disclosures regarding the fact that they believed that there was substantial doubt about the ability of Old Vianet to continue as a going concern. It should be noted however, that on August 17, 1999, Vianet filed a Form 8-K which included the audited historical financial statements for Old Vianet's and the report of EICO, the new principal accountants for Vianet, which report stated that there was substantial doubt about the ability of Old Vianet to continue as a going concern.

ITEM 7.

Letter from KPMG - In accordance with the company's obligations under item 304 of regulation S-K the company has provided KPMG with a copy of this form 8-K/A and requested that KPMG provide the company with a letter addressed to the commission stating whether KPMG agrees with the statements made by the company in this form 8-K/A and, if not, stating the respects in which KPMG does not agree. KPMG has not provided the Company with the requested letter as of the date hereof, however, the Company has requested that KPMG provide the letter as promptly as possible so that the company can file the letter with the commission.

                                      SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                      Vianet Technologies, Inc.
                                      (Registrant)



Dated:  September 8, 1999
                                      /s/Peter Leighton
                                      By: Peter Leighton
                                      President & CEO